UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2013

                       ENVISION SOLAR INTERNATIONAL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                     333-147104                26-1342810
---------------------------- -------------------------- ------------------------
(State or other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification No.)

               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583


         -------------------------------------------------------------
         (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On January 16, 2013, Envision Solar International, Inc., a Nevada corporation, entered into a teaming agreement, dated January 1, 2013, with Horizon Energy Group, a leader in microgrid development and implementation including battery storage expertise (together referred to as "Parties" or individually as the "Party"). The agreement calls on the Parties to work together on an exclusive basis on certain identified projects, as defined, to be introduced by either party. Any costs associated with this agreement will be borne by the Party incurring such costs. Compensation for any project will be agreed to on a project by project basis in conjunction with the final scope of each Party on such project and defined in a separate definitive agreement to be signed by each party for such project.

A copy of this agreement is attached to this Report as Exhibit 10.1.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(d) Exhibits

     10.1 Teaming Agreement with Horizon Energy Group signed January 16, 2013.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                ENVISION SOLAR INTERNATIONAL, INC.

January 16, 2013                By: /s/ Desmond Wheatley
                                    --------------------------------------------
                                     Desmond Wheatley, Chief Executive Officer












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